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                            SUBSCRIPTION AGREEMENT


     This Subscription Agreement is dated as of March 18, 1998 between TeleSpectrum Worldwide Inc., a Delaware corporation (the "Company") and Keith E. Alessi (the "Subscriber").

                                  BACKGROUND

     Concurrent with the execution and delivery of this Agreement, the Company and Subscriber have entered into the Employment Agreement attached as Exhibit A hereto providing for the employment by the Subscriber as the Chairman, Chief Executive Officer and President. In connection with such employment of the Subscriber, the Company desires to sell to Subscriber, and the Subscriber desires to purchase from the Company shares of common stock, par value $0.01 per share (the "Common Stock"), and the Company and the Subscriber desire to provide for such other matters related to the shares of Common Stock purchased by the Subscriber, pursuant to the terms and conditions of this Agreement.

                                  WITNESSETH

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto, each intending to be legally bound hereby, agree as follows:

     SECTION 1.1    ISSUANCE AND SALE OF COMMON STOCK.  The Company hereby sells
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to Subscriber, and Subscriber hereby purchases from the Company, 227,964 shares of Common Stock (the "Purchased Shares"), for an aggregate purchase price of $500,000 or $2.1933 per Purchased Share (the "Purchase Price").

     SECTION 1.2    REPRESENTATIONS AND WARRANTIES OF THE COMPANIES.  The
     -----------    -----------------------------------------------
Company represents and warrants to Subscriber that:

     (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     (b) The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The execution and delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding agreement of the Company enforceable against it in accordance with its terms.
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     (c)  The total authorized capital stock of the Company consists of
200,000,000 shares of Common Stock (of which approximately 25,500,000 shares are issued and outstanding) and 5,000,000 shares of preferred stock, par value $.01 per share (of which no shares are outstanding). All of the outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and non-
assessable.   None of the Purchased Shares are subject to any preemptive rights.
The Purchased Shares, when issued and delivered against payment thereof in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable

     (d) The Company has heretofore delivered or made available to the Subscriber, in the form filed with the U.S. Securities and Exchange Commission, its (i) Annual Report on Form 10-K for the fiscal year ended December 31, 1996,
(ii) its proxy statement and annual review relating to its May 28, 1997 meeting of stockholders, and (iii) its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1996 (collectively, the "SEC Reports"). The SEC Reports were prepared substantially in accordance with the requirements of the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations promulgated under such act, and did not at the time they were filed contained any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 1.3    REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.  Subscriber
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hereby represents, warrants and acknowledges to the Company that:

          (a) The Purchased Shares subscribed for hereunder are being acquired for investment and not with a view to the distribution or resale thereof, the effect of which is that such Shares must be held indefinitely unless subsequently registered under the Securities Act of 1933, as amended (the "Act"), or an exemption from such registration is available.

          (b) The Subscriber is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act. The Subscriber's present and anticipated financial position permits him to purchase and hold the Purchased Shares indefinitely for investment purposes. Subscriber acknowledges that he is thoroughly familiar with the business of the Companies and has made all investigations which he deems necessary or desirable in connection with the acquisition of the Purchased Shares.

          (c)  The Company have informed Subscriber that:

               (i) the Purchased Shares are not registered under the Act or under any applicable state securities law and must be held by him indefinitely unless they are subsequently so registered or unless an exemption from such registration is available;

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               (ii)  the Company is under no obligation to register the
          Purchased Shares under any circumstances; and

               (iii) if, at a time when registration is required, it is legally permissible for him to sell the Purchased Shares privately without registration, any Securities so sold will be restricted in the hands of the purchaser.

          (d) Subscriber will not make any sale or other transfer of the Purchased Shares in violation of the Act or any state securities laws.

          (e) The Purchased Shares subscribed for hereunder may be deemed a "security" within the meaning of the act of December 5, 1972 (P.L. 1280, No.
284), known as the Pennsylvania Securities Act of 1972 (the "Pa. Securities Act"), and will be issued to him on the basis of an exemption from registration afforded by Section 203(f) of the Pa. Securities Act. Section 207(m) of the Pa. Securities Act provides that "[e]ach person who accepts an offer to purchase securities exempted from registration by Section 203(f) . . . directly from an issuer . . . shall have the right to withdraw his acceptance without incurring any liability to the seller, underwriter (if any) or any other person, within two business days from the date of receipt by the issuer of his written binding contract of purchase or, in the case of a transaction in which there is no written binding contract of purchase . . . within two business days after he makes the initial payment for the securities being offered." If Subscriber desires to withdraw in accordance with the foregoing, he must:

               (i) cause a written notice of his intention to withdraw to be received by the Companies at 443 S. Gulph Road, King of Prussia, PA 19406 or

               (ii) deliver such notice of intention to withdraw to a telegraph office or other message service for transmittal to the Company at the foregoing address, or

               (iii) deposit such notice to withdraw in the United States mails (either registered or certified mail) addressed to the Company at the foregoing address,

within two business days from the date this Subscription Agreement as executed by the undersigned is accepted by the Company. All telegraph, postage or other transmittal fees shall be paid by the undersigned.

          (f) The certificates representing shares subscribed for hereunder may bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT
          OF 1933, AS

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          AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES
          LAW. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.


          SECTION 1.4    PAYMENT OBLIGATION UPON TERMINATION OF EMPLOYMENT FOR
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CAUSE OR UPON RESIGNATION.  In the event that, prior to the first anniversary
-------------------------
of this Agreement, the Company terminates Subscriber's employment pursuant to
Section 4(c) of the Employment Agreement (a "Cause Termination") or Subscriber resigns from full-time employment with the Company pursuant to Section 4(d) of the Employment Agreement (a "Resignation"), on or prior to the 60th calendar day following such date of termination (the "Payment Date"), the Employee shall pay the Company an amount equal to $250,000 (the "Differential Amount"), which amount represents the difference between the fair market value of the Purchased Shares on the date hereof (which fair market value has been calculated by reference to the average closing sale price of the Common Stock on the Nasdaq National Market for the 30 trading days preceding the date hereof) and the Purchase Price. The obligation of Subscriber to pay any Differential Amount shall also be evidenced by the Promissory Note delivered by the Subscriber to the Company on the date hereof, a copy of which is attached as Exhibit B hereto.

          SECTION 1.5    CONTENTS OF AGREEMENT.  This Agreement sets forth the
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entire understanding of the parties hereto with respect to the matters contained herein and supersedes all prior agreements or understandings among the parties regarding those matters.

          SECTION 1.6    SEVERABILITY; GOVERNING LAW.  If any provisions of this
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Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable to the maximum extent possible in accordance with their terms. This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its provisions concerning conflict of laws.

          SECTION 1.7    COUNTERPARTS.  This Agreement may be executed in one or
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more counterparts each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Each such copy shall be deemed an original, and it

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shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed as of the date first above written.


                                       TELESPECTRUM WORLDWIDE INC.


                                       By:______________________________
                                       Title:


                                       SUBSCRIBER


                                       _________________________________
                                       Keith E. Alessi


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